                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 15, 2001

                           KELLSTROM INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        0-23764                 13-3753725
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

                               3701 FLAMINGO ROAD
                             MIRAMAR, FLORIDA 33027
                    (Address of Principal Executive Offices)

                                 (954) 538-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5.  OTHER EVENTS.

         The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated December 17, 2001, announcing that the Company did not make the December 15, 2001 interest payment due on its outstanding 5-1/2% Convertible Subordinated Notes due June 15, 2003 and that the Company agrees to delisting of its common stock from Nasdaq National Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         Exhibit No.          Description
         -----------          -----------
         99.1                 The Company's press release dated December 17, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       KELLSTROM INDUSTRIES, INC.



                                       /s/ Zivi R. Nedivi
                                       -----------------------------
                                       Name: Zivi R. Nedivi
                                       Title: President

Date: December 18, 2001